SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 4, 2004

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (561) 835-1800

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press release of Innkeepers USA Trust dated May 4, 2004, reporting financial results for the three months ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

The following information is provided pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On May 4, 2004, the Company issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST
(Registrant)

Date: May 4, 2004	By:	/s/ Gregory M. Fay
Gregory M. Fay
Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Innkeepers USA Trust dated May 4, 2004, reporting financial results for the three months ended March 31, 2004.